UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 10, 2021

Date of report (Date of earliest event reported)

Grayscale Digital Large Cap Fund LLC

(Exact name of registrant as specified in its charter)

Cayman Islands	000-56284	98-1406784
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

(Address of Principal Executive Offices) (Zip Code)

(212) 668-1427

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), Grayscale Digital Large Cap Fund LLC (the “Fund”) has been subject to a minimum one year holding period for the equal, fractional, undivided interests in the profits, losses, distributions, capital and assets of, and ownership of, the Fund (“Shares”) purchased from the Fund. Rule 144(d)(1)(i) sets a six-month holding period for securities sold by an issuer that has been subject to the reporting requirements under section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for a period of at least 90 days. The Fund filed its registration statement on Form 10 to register its Shares pursuant to Section 12(g) of the Exchange Act on May 13, 2021, and the registration statement became effective on July 12, 2021, making the Fund, as of July 12, 2021, subject to the reporting requirements of Section 13 under the Exchange Act. On October 10, 2021, the applicable holding period for the Shares changed because the Fund has been subject to the reporting requirements of Section 13 under the Exchange Act for a period of 90 days. As a result, beginning October 10, 2021, a minimum six-month holding period applies to all Shares purchased from the Fund, including all Shares purchased prior to April 10, 2021, in addition to other restrictions that may be required by Rule 144. As of October 10, 2021, there were 12,040,189 Shares freely tradable and unrestricted, and a total of 15,867,400 issued and outstanding. As of April 10, 2021, there were a total of 15,811,700 Shares issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2021

Grayscale Investments, LLC as Manager of Grayscale Digital Large Cap Fund LLC*

By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer

*

As the Registrant is a fund, this report is being filed on behalf of the Registrant by Grayscale Investments, LLC, only in its capacity as the manager of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of Grayscale Investments, LLC.